Exhibit 99.1

PAUL BAY NAMED PRESIDENT OF INGRAM MICRO NORTH AMERICA

SANTA ANA, Calif., Nov. 15, 2012 – Ingram Micro Inc. (NYSE: IM), the world’s largest technology distributor and a global leader in IT supply-chain, mobile device lifecycle services and logistics solutions, today announced that Paul Bay, 42, an 18-year veteran of the information technology industry and current executive vice president of Ingram Micro North America, has been promoted to acting president of Ingram Micro North America, effective immediately. He will report to Alain Monié, president and chief executive officer, Ingram Micro Inc.

Bay will replace Keith Bradley, current senior executive vice president and president of Ingram Micro North America, who will step down from that position at the end of this year, at which time Bay will become senior executive vice president and president, Ingram Micro North America. Bradley will remain with the company through March 1, 2013, to assist Bay during this time and to help ensure continuity and a seamless transition.

“Paul is a respected and talented executive, with a track record of guiding operations to new levels of excellence,” said Monié. “Under his leadership, he organized the North American commercial, corporate and advanced solutions groups into efficient, growing and highly profitable divisions. Bay knows the region extremely well and brings to his new role an ideal mix of experience in managing both large, complex operations as well as entrepreneurial start-ups. This is a highly important region for Ingram Micro and we’re confident in his ability to build on Keith’s good work and drive additional profitable growth throughout the region.”

“I appreciate the board’s and Alain’s confidence in me and I’m excited about taking the reins of our North American operations,” commented Bay. “North America is operating well and executing on its financial and strategic goals and I am confident we will continue to deliver on our performance objectives.”

“We thank Keith for his significant contributions to Ingram Micro’s North American operations,” Monié added. “Under his leadership, the team streamlined regional operations, strengthened the performance of the region and drove strategic investments that have resulted in increased profitability through a greater mix of sales of higher-margin products and services. Keith leaves a legacy that will benefit our organization for years to come, and we wish him well in his future endeavors.”

“I have the utmost respect for Ingram Micro’s leadership team and fully support the direction of the company,” said Bradley. “The team in North America is outstanding, and together we have capitalized on many opportunities to improve the business. I have worked with Paul for several years and am confident in his ability to lead the North American team and further build on our successful execution.”

Bay joined Ingram Micro’s U.S. sales organization in 1995 and quickly progressed through roles of increasing responsibility with the company. In 2006, Bay left his position as senior vice president of vendor management at Ingram Micro to become chief executive officer of Punch Software, based in Kansas City, Mo. Bay returned to Ingram Micro in June 2010 to assume the position of executive vice president, with responsibilities for the company’s North American partner-facing activities and Canadian operations. Bay was the chief architect behind the development of a divisional business unit structure in North America, which has led to greater efficiency and productivity, as well as increased revenue growth and profitability, for the region.

Cautionary Statement for the Purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The matters in this press release that are forward-looking statements are based on current management expectations. Certain risks may cause such expectations to not be achieved and, in turn, may have a material adverse effect on Ingram Micro’s business, financial condition and results of operations. Ingram Micro disclaims any duty to update any forward-looking statements. Important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements include, without limitation: (1) we have made and expect to continue to make investments in new businesses and initiatives, including acquisitions, which could disrupt our business and have an adverse effect on our operating results; (2) we are dependent on a variety of information systems, which, if not properly functioning, or unavailable, could adversely disrupt our business and harm our reputation and earnings; (3) changes in macro-economic conditions may negatively impact a number of risk factors which, individually or in the aggregate, could adversely affect our results of operations, financial condition and cash flows; (4) we continually experience intense competition across all markets for our products and services; (5) we operate a global business that exposes us to risks associated with conducting business in multiple jurisdictions; (6) our failure to adequately adapt to IT industry changes could negatively impact our future operating results; (7) terminations of a supply or services agreement or a significant change in supplier terms or conditions of sale could negatively affect our operating margins, revenue or the level of capital required to fund our operations; (8) substantial defaults by our customers or the loss of significant customers could have a negative impact on our business, results of operations, financial condition or liquidity; (9) changes in, or interpretations of, tax rules and regulations, changes in the mix of our business amongst different tax jurisdictions, and deterioration of the performance of our business may adversely affect our effective income tax rates or operating margins and we may be required to pay additional taxes and/or tax assessments, as well as record valuation allowances relating to our deferred tax assets; (10) changes in our credit rating or other market factors such as adverse capital and credit market conditions or reductions in cash flow from operations may affect our ability to meet liquidity needs, reduce access to capital, and/or increase our costs of borrowing; (11) failure to retain and recruit key personnel would harm our ability to meet key objectives; (12) we cannot predict with certainty what loss we might incur as a result of litigation matters and contingencies that we may be involved with from time to time; (13) we may incur material litigation, regulatory or operational costs or expenses, and may be frustrated in our marketing efforts, as a result of environmental regulations or private intellectual property enforcement disputes; (14) we face a variety of risks in our reliance on third-party service companies, including shipping companies for the delivery of our products and outsourcing arrangements; (15) changes in accounting rules could adversely affect our future operating results; and (16) our quarterly results have fluctuated significantly. We also face a variety of risks associated with our recently completed acquisition of Brightpoint, Inc., including: management’s ability to execute its plans, strategies and objectives for future operations, including the execution of integration plans; growth of the mobility industry; uncertainties relating to litigation; and other unknown, underestimated and/or undisclosed commitments or liabilities; and our ability to achieve the expected benefits and manage the costs of the transaction.

Ingram Micro has instituted in the past and continues to institute changes to its strategies, operations and processes to address these risk factors and to mitigate their impact on Ingram Micro’s results of operations and financial condition. However, no assurances can be given that Ingram Micro will be successful in these efforts. For a further discussion of significant factors to consider in connection with forward-looking statements concerning Ingram Micro, reference is made to Item 1A Risk Factors of Ingram Micro’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Form 10-Q for the fiscal quarter ended September 29, 2012; other risks or uncertainties may be detailed from time to time in Ingram Micro’s future SEC filings.

About Ingram Micro Inc.

Ingram Micro is the world’s largest wholesale technology distributor and a global leader in IT supply-chain, mobile device lifecycle services and logistics solutions. As a vital link in the technology value chain, Ingram Micro creates sales and profitability opportunities for vendors and resellers through unique marketing programs, outsourced logistics and mobile solutions, technical support, financial services and product aggregation and distribution. The company is the only global broad-based IT distributor, serving 145 countries on six continents with the world’s most comprehensive portfolio of IT products and services. Visit www.ingrammicro.com.